Exhibit 99.1
FOR IMMEDIATE RELEASE
Media Contact:
Steve Zivanic
QLogic Corporation
408.667.8039
steve.zivanic@qlogic.com
Investor Contact:
Simon Biddiscombe
QLogic Corporation
949.389.7533
simon.biddiscombe@qlogic.com
QLOGIC REPORTS FIRST QUARTER
RESULTS FOR FISCAL YEAR 2011
ALISO VIEJO, Calif., July 22, 2010—QLogic Corp. (Nasdaq:QLGC), a leading supplier of high performance network infrastructure solutions, today announced its first quarter financial results for the period ended June 27, 2010.
First Quarter Highlights
•	Net revenue: $142.6 million

•	GAAP net income: $25.4 million or $0.22 per diluted share

•	Non-GAAP net income: $34.7 million or $0.30 per diluted share

•	Cash generated from operations: $30.6 million

•	Cash and investment securities: $348.6 million as of June 27, 2010
Financial Results
Net revenue for the first quarter of fiscal 2011 was $142.6 million and increased 16% from $122.8 million in the same quarter last year. Revenue from Host Products was $102.5 million during the first quarter of fiscal 2011 and increased 16% from $88.3 million in the same quarter last year. Revenue from Network Products was $25.6 million during the first quarter of fiscal 2011 and increased 3% from $25.0 million in the same quarter last year. Revenue from Silicon Products was $11.9 million during the first quarter of fiscal 2011 and increased 60% from $7.4 million in the same quarter last year.
Net income on a GAAP basis for the first quarter of fiscal 2011 increased 70% to $25.4 million, or $0.22 per diluted share, from $15.0 million, or $0.13 per diluted share, for the first quarter of fiscal 2010. Net income on a non-GAAP basis for the first quarter of fiscal 2011 increased 45% to $34.7 million, or $0.30 per diluted share, from $23.9 million, or $0.20 per diluted share, for the first quarter of fiscal 2010.

“We are very pleased with our strong financial performance during the first quarter, which was highlighted by a 16% increase in net revenue and a significant increase in profitability from the first quarter of last year,” said H. K. Desai, chief executive officer, QLogic. “We continue to realize tangible results from our strategic initiatives. During the first quarter, we achieved a significant milestone with revenue totaling $10 million from products serving host applications for the fast-growing converged network market.”
QLogic uses certain non-GAAP financial measures to supplement financial statements based on GAAP. A summary of these non-GAAP financial measures and a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, as well as a description of the reasons that management believes that these non-GAAP financial measures provide useful information to investors and the additional purposes for which management uses these non-GAAP financial measures, is presented in the accompanying financial schedules.
QLogic’s fiscal 2011 first quarter conference call is scheduled for today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). H.K. Desai, chief executive officer, and Simon Biddiscombe, senior vice president and chief financial officer, will host the conference call. The call is being webcast live via the Internet at http://ir.qlogic.com and www.earnings.com. Phone access to participate in the conference call is available at (719) 325-2490, pass code: 8866403.
The financial information that the company intends to discuss during the conference call will be available on the company’s website at http://ir.qlogic.com for twelve months following the conference call. A replay of the conference call will be available via webcast at http://ir.qlogic.com for twelve months.
Follow QLogic @ twitter.com/qlogic

About QLogic
QLogic (Nasdaq: QLGC) is a global leader and technology innovator in high performance networking, including adapters, switches and ASICs. Leading OEMs and channel partners worldwide rely on QLogic products for their data, storage and server networking solutions. QLogic is a NASDAQ Global Select company and is included in the S&P 500. For more information, visit www.qlogic.com.
Disclaimer — Forward-Looking Statements
This press release contains statements relating to future results of the company (including certain beliefs and projections regarding business trends) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied in the forward-looking statements. The company advises readers that these potential risks and uncertainties include, but are not limited to: declines in information technology spending levels; potential fluctuations in operating results; gross margins that may vary over time; the stock price of the company may be volatile; the company’s dependence on the networking markets served; potential adverse effects of increased market acceptance of blade servers; the ability to maintain and gain market or industry acceptance of the company’s products; the company’s dependence on a small number of customers; seasonal fluctuations and uneven sales patterns in orders from customers; the company’s ability to compete effectively with other companies; declining average unit sales prices of comparable products; a reduction in sales efforts by current distributors; the company’s dependence on sole source and limited source suppliers; the company’s dependence on relationships with certain third-party subcontractors and contract manufacturers; declines in the market value of the company’s investment securities; the complexity of the company’s products; sales fluctuations arising from customer transitions to new products; changes in the company’s tax provisions or adverse outcomes resulting from examination of its income tax returns; environmental compliance costs; international economic, regulatory, political and other risks; uncertain benefits from strategic business combinations; the ability to attract and retain key personnel; difficulties in transitioning to smaller geometry process technologies; the ability to protect proprietary rights; the ability to satisfactorily resolve any infringement claims; the use of “open source” software in the company’s products; changes in regulations or standards regarding energy use of the company’s products; computer viruses and other tampering with the company’s computer systems; and facilities of the company and its suppliers and customers are located in areas subject to natural disasters.
More detailed information on these and additional factors which could affect the company’s operating and financial results are described in the company’s Forms 10-K, 10-Q and other reports filed, or to be filed, with the Securities and Exchange Commission. The company urges all interested parties to read these reports to gain a better understanding of the business and other risks that the company faces. The forward-looking statements contained in this press release are made only as of the date hereof, and the company does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.
QLogic and the QLogic logo are registered trademarks of QLogic Corporation. Other trademarks and registered trademarks are the property of the companies with which they are associated.

QLOGIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(unaudited — in thousands, except per share amounts)

	Three Months Ended
	June 27,	June 28,
	2010	2009
Net revenues	$142,609	$122,775
Cost of revenues	49,701	44,469

Gross profit	92,908	78,306

Operating expenses:
Engineering and development	34,709	34,078
Sales and marketing	20,430	19,465
General and administrative	8,468	8,314
Special charges	931	—

Total operating expenses	64,538	61,857

Operating income	28,370	16,449

Interest and other income, net	1,676	2,924

Income before income taxes	30,046	19,373

Income taxes	4,597	4,410

Net income	$25,449	$14,963

Net income per share:
Basic	$0.23	$0.13
Diluted	$0.22	$0.13

Number of shares used in per share calculations:
Basic	111,425	118,860
Diluted	113,730	119,474

QLOGIC CORPORATION
RECONCILIATION OF GAAP NET INCOME TO
NON-GAAP NET INCOME
(unaudited — in thousands, except per share amounts)

	Three Months Ended
	June 27,	June 28,
	2010	2009
GAAP net income	$25,449	$14,963
Items excluded from GAAP net income:
Stock-based compensation	10,323	9,619
Amortization of acquisition-related intangible assets	1,156	2,210
Special charges	931	—
Gains recognized on previously impaired investment securities	(312)	(605)
Income tax effect	(2,865)	(2,292)

Total non-GAAP adjustments	9,233	8,932

Non-GAAP net income	$34,682	$23,895

Net income per diluted share:
GAAP net income	$0.22	$0.13
Adjustments	0.08	0.07

Non-GAAP net income	$0.30	$0.20

Non-GAAP Financial Measures
The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with generally accepted accounting principles (GAAP). The non-GAAP financial measures presented exclude the items summarized in the above table. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results and that these items are not indicative of the company’s on-going core operating performance.
The company has presented non-GAAP net income and non-GAAP net income per diluted share, on a basis consistent with its historical presentation, to assist investors in understanding the company’s core net income and core net income per diluted share on an on-going basis. These non-GAAP financial measures may also assist investors in making comparisons of the company’s core net profitability with historical periods and comparisons of the company’s core net profitability with the corresponding results for competitors. Management believes that non-GAAP net income and non-GAAP net income per diluted share are important measures in the evaluation of the company’s profitability. These non-GAAP financial measures exclude the adjustments described in the above table, and thus provide an overall measure of the company’s on-going net profitability and related profitability on a per diluted share basis.
Management uses non-GAAP net income and non-GAAP net income per diluted share in its evaluation of the company’s core after-tax results of operations and trends between fiscal periods and believes that these measures are important components of its internal performance measurement process. In addition, the company prepares and maintains its budgets and forecasts for future periods on a basis consistent with these non-GAAP financial measures. Management believes that providing these non-GAAP financial measures allows investors to view the company’s financial results in the way that management views the financial results.
The non-GAAP financial measures presented herein have certain limitations in that they do not reflect all of the costs associated with the operations of the company’s business as determined in accordance with

GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the company may be different from the non-GAAP financial measures used by other companies.
For additional information on the items excluded from the non-GAAP financial measures and why the company believes that these non-GAAP financial measures provide useful supplemental information to investors, the company refers you to the Form 8-K regarding this release filed today with the Securities and Exchange Commission.
A summary of the non-GAAP adjustments presented in the table above by the financial statement line impacted is as follows:

	Three Months Ended
	June 27,	June 28,
(unaudited - in thousands)	2010	2009
Non-GAAP Adjustments:
Cost of revenues:
Stock-based compensation	$734	$734
Amortization of acquisition-related intangible assets	1,156	1,402

Total cost of revenue adjustments	1,890	2,136

Operating expenses:
Engineering and development:
Stock-based compensation	5,007	5,026
Sales and marketing:
Stock-based compensation	2,113	1,644
Amortization of acquisition-related intangible assets	—	808
General and administrative:
Stock-based compensation	2,469	2,215
Special charges	931	—

Total operating expense adjustments	10,520	9,693

Interest and other income:
Gains recognized on previously impaired investment securities	(312)	(605)

Total non-GAAP adjustments before income taxes	12,098	11,224
Income tax effect	(2,865)	(2,292)

Total non-GAAP adjustments	$9,233	$8,932

QLOGIC CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited — in thousands)

	June 27, 2010	March 28, 2010
ASSETS
Current assets:
Cash and cash equivalents	$182,953	$190,308
Short-term investment securities	165,628	185,365
Accounts receivable, net	74,551	73,301
Inventories	24,406	19,403
Deferred tax assets	11,168	10,976
Other current assets	11,636	9,845

Total current assets	470,342	489,198

Property and equipment, net	79,948	83,496
Goodwill	119,748	119,748
Purchased intangible assets, net	16,755	17,394
Deferred tax assets	30,027	36,917
Other assets	3,643	3,984

	$720,463	$750,737

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$35,818	$36,766
Accrued compensation	16,608	22,727
Accrued taxes	2,921	2,633
Deferred revenue	9,763	9,240
Other current liabilities	9,267	11,069

Total current liabilities	74,377	82,435

Accrued taxes	65,660	70,577
Deferred revenue	6,734	7,401
Other liabilities	6,660	6,985

Total liabilities	153,431	167,398

Stockholders’ equity:
Common stock	206	205
Additional paid-in capital	789,455	778,853
Retained earnings	1,274,124	1,248,675
Accumulated other comprehensive income	1,353	1,206
Treasury stock	(1,498,106)	(1,445,600)

Total stockholders’ equity	567,032	583,339

	$720,463	$750,737

QLOGIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited — in thousands)

	Three Months Ended
	June 27,	June 28,
	2010	2009
Cash flows from operating activities:
Net income	$25,449	$14,963
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	8,066	8,012
Stock-based compensation	10,323	9,619
Amortization of acquisition-related intangible assets	1,156	2,210
Deferred income taxes	6,584	3,260
Net gains on investment securities	(711)	(1,199)
Other non-cash items	(5)	25
Changes in operating assets and liabilities, net of acquisition:
Accounts receivable	(1,247)	312
Inventories	(5,003)	11,386
Other assets	76	(9)
Accounts payable	(687)	(9,140)
Accrued compensation	(5,546)	(12,748)
Accrued taxes	(6,155)	(10,030)
Deferred revenue	(144)	570
Other liabilities	(1,511)	(283)

Net cash provided by operating activities	30,645	16,948

Cash flows from investing activities:
Purchases of available-for-sale securities	(34,604)	(113,534)
Proceeds from sales and maturities of available-for-sale securities	45,657	64,056
Proceeds from disposition of trading securities	9,350	5,800
Distributions from other investment securities	293	—
Purchases of property and equipment	(5,297)	(6,958)
Acquisition of business, net of cash acquired	—	(13,664)

Net cash provided by (used in) investing activities	15,399	(64,300)

Cash flows from financing activities:
Proceeds from issuance of common stock under stock-based awards	4,555	1,700
Excess tax benefits from stock-based awards	1,029	(244)
Minimum tax withholding paid on behalf of employees for restricted stock units	(5,861)	(2,395)
Purchases of treasury stock	(53,122)	(20,959)
Payoff of line of credit assumed in acquisition	—	(934)

Net cash used in financing activities	(53,399)	(22,832)

Net decrease in cash and cash equivalents	(7,355)	(70,184)

Cash and cash equivalents at beginning of period	190,308	203,722

Cash and cash equivalents at end of period	$182,953	$133,538

QLOGIC CORPORATION
SUPPLEMENTAL FINANCIAL INFORMATION
(unaudited — in thousands)
Net Revenues
A summary of the company’s revenue components is as follows:

	Three Months Ended
	June 27,	June 28,
	2010	2009
Host Products	$102,472	$88,329
Network Products	25,638	24,976
Silicon Products	11,868	7,401
Royalty and Service	2,631	2,069

	$142,609	$122,775

Geographic Revenues
Revenues by geographic area are presented based upon the country of destination. Net revenues by geographic area are as follows:

	Three Months Ended
	June 27,	June 28,
	2010	2009
United States	$63,947	$60,830
Asia-Pacific and Japan	39,034	26,257
Europe, Middle East and Africa	32,108	28,412
Rest of world	7,520	7,276

	$142,609	$122,775